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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation of our report, dated March 13, 1998, included in this Form 10-K in the previously filed Registration Statements of Medical Science Systems, Inc. and subsidiary on Form S-8 (No. 333-47343 and 333-67147).

                                            SINGER LEEWAK, GREENBAUM & GOLDSTEIN


         San Antonio, Texas
         March 30, 1999